SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       April 11, 2001
                                                 -------------------------------

                              Heilig-Meyers Company
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             (Exact name of registrant as specified in its charter)


          Virginia                       1-8484                 54-0558861
-----------------------------         ------------           -------------------
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                file number)           Identification No.)


      12560 West Creek Parkway, Richmond, Virginia                23238
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         (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code       (804) 784-7300
                                                   -----------------------------

                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.  Other Events

         On April 11, 2001, Heilig-Meyers Company, a Virginia corporation (the "Company"), issued a press release announcing the Company's plans to focus on its The RoomStore operations and close the approximately 375 remaining Heilig-Meyers furniture stores. The press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits


         (c)      Exhibits

                  The following exhibit is filed as a part of this report:

                  99.1     Press Release dated April 11, 2001.

                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 HEILIG-MEYERS COMPANY


Date:    April 13, 2001                 By:  /s/ Donald S. Shaffer
                                             ----------------------------------
                                             Donald S. Shaffer
                                             President and
                                             Chief Executive Officer

                                  Exhibit Index

Exhibit
No.               Description
-------           -----------


99.1              Press Release dated April 11, 2001